File Nos. 333-84224
                                                                     811-21047
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]


      Pre-Effective Amendment No.                                       [__]

      Post-Effective Amendment No. 1                                    [X]


                                          and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

      Amendment No. 1                                                   [X]

                      (Check appropriate box or boxes.)


                        DREYFUS FIXED INCOME SECURITES
              (Exact Name of Registrant as Specified in Charter)

                         c/o The Dreyfus Corporation
                  200 Park Avenue, New York, New York 10166
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                             Mark N. Jacobs, Esq.
                               200 Park Avenue
                           New York, New York 10166
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


           immediately upon filing pursuant to paragraph (b)
      ----


        X  on March 1, 2003 pursuant to paragraph (b)
      ----


           60 days after filing pursuant to paragraph (a)(1)
      ----
           on     (date)      pursuant to paragraph (a)(1)
      ----
           75 days after filing pursuant to paragraph (a)(2)
      ----
           on     (date)      pursuant to paragraph (a)(2) of Rule 485
      ----

If appropriate, check the following box:


      ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


DREYFUS FIXED INCOME SECURITIES

Dreyfus High Yield Shares

Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing in high yield bonds

Dreyfus Mortgage Shares

Seeks current income and capital preservation by investing in mortgage-related securities


PROSPECTUS March 1, 2003


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                                          Contents

                                          THE FUNDS
                      ----------------------------------

Each fund's                             1  Introduction
investment approach,
risks, performance,                     2 Dreyfus High Yield Shares
expenses and related
information                             5 Dreyfus Mortgage Shares

                                        8 Past Performance

                                        9 Expenses

                                       10 Management

                                       11 Financial Highlights

                                          ACCOUNT INFORMATION
                      ------------------------------------------------

Information                            12 Account Policies
for managing your
fund account                           14 Distributions and Taxes

                                       15 Services for Fund Investors

                                          FOR MORE INFORMATION
                      -------------------------------------------------

Where to learn more                       See back cover.
about these and other
Dreyfus funds                             SHARES OF EACH FUND ARE OFFERED
                                          EXCLUSIVELY TO REGISTERED INVESTMENT
                                          ADVISERS OR BROKER/DEALERS APPROVED BY
                                          DREYFUS SERVICE CORPORATION. FUND
                                          SHARES MAY NOT BE PURCHASED DIRECTLY
                                          BY INDIVIDUALS, ALTHOUGH REGISTERED
                                          INVESTMENT ADVISERS AND BROKER/DEALERS
                                          MAY PURCHASE SHARES FOR ACCOUNTS
                                          MAINTAINED BY INDIVIDUALS. SEE
                                          "ACCOUNT POLICIES" FOR MORE
                                          INFORMATION.




Dreyfus Fixed Income Securities


Dreyfus High Yield Shares
Dreyfus Mortgage Shares

The Funds

INTRODUCTION

This combined prospectus has been prepared for your convenience so that you can consider two investment choices in one document. Each fund is a separate entity with a separate investment portfolio. The operations and results of one fund are unrelated to those of the other fund.

Dreyfus High Yield Shares seeks maximum total return, consistent with the preservation of capital and prudent investment management. Dreyfus Mortgage Shares seeks as high a level of current income as is consistent with the preservation of capital. The investment objective of each fund is non-fundamental and may be changed by the Board without shareholder approval. To pursue its goal, Dreyfus High Yield Shares invests primarily in high yield fixed-income securities and Dreyfus Mortgage Shares invests primarily in mortgage-related securities. The differences in the types of securities in which each fund invests can be expected to affect the degree of risk each fund is subject to and its yield or return.

High yield fixed-income securities and certain mortgage-related securities are likely to be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Investors should consider an investment in either fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.

Each fund may invest without regard to maturity or duration limitations, and the average effective duration of a fund's portfolio will vary based on the manager's forecast for interest rates. Under normal conditions, each fund expects that the average effective duration of its portfolio will not exceed eight years.

Each fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, each fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

What these funds are -- and aren't

These funds are mutual funds: pooled investments that are professionally managed and give you the opportunity to participate in financial markets. They strive to reach their stated goals, although as with all mutual funds, they cannot offer guaranteed results.

An investment in these funds is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in these funds, but you also have the potential to make money.

Introduction


Dreyfus High Yield Shares
-------------------
Ticker Symbol: N/A

GOAL/APPROACH


The fund seeks maximum total return, consistent with the preservation of capital and prudent investment management. To pursue its goal, the fund normally invests at least 80% of its assets in high yield securities (commonly known as "junk bonds"). The high yield securities in which the fund invests may be issued by U.S. and foreign entities (including those in emerging markets) and may include


* corporate debt securities, including convertible securities and corporate commercial paper;

* structured notes, including hybrid or "indexed" securities, catastrophe bonds and loan participations;

*    zero coupon securities; and

* debt securities issued by states or local governments and their agencies, authorities and other instrumentalities.

The fund may invest substantially all of its assets in high yield securities. The fund may invest the remainder of its assets in inflation-indexed bonds issued by corporations or the U.S. Treasury, bank certificates of deposit, fixed time deposits and bankers' acceptances, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The fund may enter into repurchase agreements and reverse repurchase agreements. The fund also may own warrants and common stock acquired in "units" with high yield bonds, and may invest in investment grade securities, typically when it takes a defensive position.

In choosing securities, the manager seeks to capture the higher yields offered by junk bonds. The fund's investment process is based on security-specific credit research to seek out companies with improving fundamentals. The "total return" sought by the fund consists of income earned on its investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The fund looks at a variety of factors when assessing a potential investment, including the company's financial strength, the state of the industry or sector, the company's management, and whether there is sufficient equity value in the company.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

HIGH YIELD SECURITIES: those rated at the time of purchase BB or Ba and below by credit rating agencies such as S&P or Moody's or the unrated equivalent as determined by the fund's investment adviser. Because the issuers of high yield securities may be at an earlier stage of development or may have been unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.

DURATION: an indication of an investment's "interest rate risk," or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally, the longer a fund's duration, the more it will react to interest rate fluctuations.

WARRANTS: instruments giving holders the right to buy the issuer's stock at a given time and price.

2

MAIN RISKS


The fund's principal risks are discussed below. The value of an investment in the fund will fluctuate, sometimes dramatically, which means investors could lose money.


* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The longer the fund's effective duration, the more its share price is likely to react to interest rates. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bonds during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

* MARKET RISK. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry.

* MARKET SECTOR RISK. The fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

* FOREIGN RISK. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency exchange rates. The bonds of issuers located in emerging markets can be more volatile and less liquid than those of issuers located in more mature economies.


* INFLATION-INDEXED BOND RISK. Interest payments on inflation-indexed bonds can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. In the case of U.S. Treasury inflation-indexed bonds, the Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


Dreyfus High Yield Shares       3


HIGH YIELD SHARES -- MAIN RISKS (CONTINUED)


* DERIVATIVES RISK. The fund may invest in derivative instruments such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), swaps and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


* SHORT SALE RISK. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering the short position") at a time when the security has appreciated in value, thus resulting in a loss to the fund.

* LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the fund's gains or losses.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


Dreyfus Mortgage Shares
-------------------
Ticker Symbol: N/A

GOAL/APPROACH


The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in mortgage-related securities.


The mortgage-related securities in which the fund may invest include privately issued commercial and residential mortgage pass-through securities, and other mortgage-related securities, including those issued by the Government National Mortgage Association (such as "Ginnie Maes") or by government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities. In addition, the fund may purchase inflation-indexed bonds and other securities issued or guaranteed by the U.S. government or its agencies or its instrumentalities, and may enter into repurchase agreements collateralized by such securities.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. To enhance current income, the fund also may engage in forward roll transactions in which the fund sells a mortgage-related security to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price.

Concepts to understand

MORTGAGE PASS-THROUGH SECURITIES: pools of residential or commercial mortgages whose cash flows are "passed through" to the holders of the securities via monthly payments of interest and principal.

GINNIE MAES: securities backed by a pool of residential mortgages, which pass through to investors the interest and principal payments of homeowners. The Government National Mortgage Association guarantees that investors will receive timely principal and interest payments even if homeowners do not make mortgage payments on time.

CMO (COLLATERALIZED MORTGAGE OBLIGATION): a security that pools together mortgages and separates them into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending on their maturity and cash flow predictability.

STRIPPED MORTGAGE-BACKED SECURITIES: the separate income or principal component of a mortgage pass-through security or CMO. CMOs may be partially stripped so that each investor receives some interest and some principal, or fully stripped into interest-only and principal-only components.

Dreyfus Mortgage Shares


DREYFUS MORTGAGE SHARES (CONTINUED)

MAIN RISKS


The fund's principal risks are discussed below. The value of an investment in the fund will fluctuate, which means investors could lose money.


* INTEREST RATE RISK. Prices of certain mortgage-related securities and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect the prices of these securities and, accordingly, the fund's share price. Mortgage-related securities can have a different interest rate sensitivity than other bonds, however, because of prepayments and other factors. Ginnie Maes carry additional risks and may be more volatile than other types of debt securities due to unexpected behavior in interest rates. The longer the fund's duration, the more its share price is likely to react to interest rates.

* PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgage-backed securities may be prepaid. The loss of higher-yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related securities may lengthen due to a drop in prepayments of the underlying mortgages. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

* MARKET AND CREDIT RISK. The value of a security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for earnings, changes in interest rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry. Ginnie Maes and other securities backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional, government-backed debt securities.

* DERIVATIVES RISK. In addition to mortgage-related securities, the fund may invest in other derivative instruments, such as options, futures and options on futures (including those relating to interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. Certain derivatives, such as stripped mortgage-backed securities, may move in the same direction as interest rates. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

6


* LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment and forward roll transactions, will magnify the fund's gains or losses.


* INFLATION-INDEXED BOND RISK. Interest payments on inflation-indexed bonds can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. In the case of U.S. Treasury inflation-indexed bonds, the Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Dreyfus Mortgage Shares 7



PAST PERFORMANCE

Since Dreyfus High Yield Shares and Dreyfus Mortgage Shares have less than one calendar year of performance, past performance information is not included in this section of the prospectus.


8

EXPENSES

As an investor, you pay certain fees and expenses in connection with an investment in the fund(s). The table below shows fees and expenses of each fund as 0% of average daily net assets, reflecting the fact that no fees or expenses are charged by either fund. You should be aware, however, that shares of each fund may be purchased only through "wrap fee" programs sponsored by investment advisers or broker/dealers ("financial representatives"). Typically, participants in these programs pay an all-inclusive "wrap" fee to their financial representative. The program sponsors have agreed to pay Dreyfus Service Corporation, the funds' distributor, for services it provides in connection with an investment in the funds. You should read carefully the wrap fee brochure provided to you by your financial representative. The brochure is required to include information about the fees charged by your financial representative and the fees paid by your financial representative to Dreyfus Service Corporation. You pay no additional fees or expenses to purchase shares of either fund. Neither fund has a sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

ANNUAL FUND OPERATING EXPENSES                                     EACH FUND

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0%

Distribution (Rule 12b-1) and/or service fee                              0%

Other expenses                                                            0%
--------------------------------------------------------------------------------

TOTAL                                                                     0%

Expense example

1 Year               3 Years
--------------------------------------------------------------------------------

$0                   $0

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

WRAP FEE PROGRAM: a program that bundles a number of investment services together for one all-inclusive fee. Typically, the fee is expressed as a percentage of the value of the assets in the account, and is paid quarterly in advance.

Expenses 9


MANAGEMENT


The investment adviser for the funds is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $179 billion in over 200 mutual fund portfolios. Neither fund pays Dreyfus a management fee or any other fees. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.9 trillion of assets under management, administration or custody, including approximately $581 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Portfolio management

The Dreyfus Taxable Fixed Income Team, which consists of sector specialists, collectively makes investment decisions for the funds. The team's specialists focus on, and monitor conditions in, the different sectors of the fixed income market. Once different factors have been analyzed, the sector specialists then decide on allocation weights for the portfolio and recommend securities for investment.

The funds, Dreyfus and Dreyfus Service Corporation (the funds' distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the funds. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

10



FINANCIAL HIGHLIGHTS

The following tables describe each fund's performance for the fiscal period from June 6, 2002 (commencement of operations) to October 31, 2002. "Total return" shows how much your investment in the fund would have increased (or decreased) during the period assuming you had reinvested all dividends and distributions.
These figures have been independently audited by Ernst & Young LLP, whose report, along with the funds' financial statements, is included in the annual report, which is available upon request.

                                                                                              PERIOD ENDED
                                                                                               OCTOBER 31,
DREYFUS HIGH YIELD SHARES                                                                         2002
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

Net asset value, beginning of period                                                               12.50

Investment operations:  Investment income -- net                                                     .49(1)

                         Net realized and unrealized
                         gain (loss) on investments                                                (1.08)

 Total from investment operations                                                                   (.59)

 Distributions:          Dividends from investment income                                           (.31)

 Net asset value, end of period                                                                    11.60

 Total Return (%)                                                                                  (4.73)(2,3,4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of investment income to average net assets                                                    3.50(2)

Portfolio turnover rate                                                                           198.61(2)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                              4,761

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  NOT ANNUALIZED.

(3)  EXCLUSIVE OF WRAP FEE CHARGES. IN ADDITION, ALL FUND LEVEL EXPENSES ARE
BORNE BY THE DISTRIBUTOR.

(4)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 10,
2002 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2002.

                                                                                            PERIOD ENDED
                                                                                             OCTOBER 31,
DREYFUS MORTGAGE SHARES                                                                         2002
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

Net asset value, beginning of period                                                             12.50

Investment operations:  Investment income -- net                                                   .13(1)

                         Net realized and unrealized
                         gain (loss) on investments                                                .35

 Total from investment operations                                                                  .48

 Distributions:          Dividends from investment income                                         (.10)

 Net asset value, end of period                                                                  12.88

 Total Return (%)                                                                                 3.92(2,3,4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of investment income to average net assets                                                  1.07(2)

Portfolio turnover rate                                                                         423.74(2)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                              6,352


(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  NOT ANNUALIZED.

(3)  EXCLUSIVE OF WRAP FEE CHARGES. IN ADDITION, ALL FUND LEVEL EXPENSES ARE
     BORNE BY THE DISTRIBUTOR.

(4)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 10,
     2002 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2002.

Financial Highlights 11


Account Information

ACCOUNT POLICIES

SHARES OF THE FUNDS ARE OFFERED EXCLUSIVELY THROUGH DREYFUS SERVICE CORPORATION, which acts as account manager for participants in "wrap fee" programs offering fund shares as an investment option.

SHARES OF EACH FUND MAY BE PURCHASED ONLY THROUGH WRAP FEE PROGRAMS sponsored by financial representatives approved by Dreyfus Service Corporation, including those affiliated with the funds or Dreyfus. Fund shares may not be purchased directly by individuals. Financial representatives purchasing shares for the benefit of their clients may impose policies, limitations and fees that are different from those described in this prospectus.

Buying shares

FUND SHARES ARE SOLD AT NET ASSET VALUE PER SHARE (NAV), which generally is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. A purchase order will be priced at the next NAV calculated after the order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued generally by using available market quotations or at fair value, which may be determined by one or more pricing services approved by the fund's board.

Minimum investments

There are no minimum initial or additional investment requirements at the fund level. There is typically a $250,000 minimum for participation in a wrap fee program offering fund shares as an investment option.

Purchases of a fund's shares will be made only in full shares. Certificates for shares will not be issued.

12

Selling shares

FINANCIAL REPRESENTATIVES MAY SELL (REDEEM) SHARES AT ANY TIME by wire or telephone only through Dreyfus Service Corporation. Fund shares will be sold at the next NAV calculated after the order is accepted by the fund's transfer agent or other authorized entity.


IF A FINANCIAL REPRESENTATIVE'S ORDER IS RECEIVED in proper form by Dreyfus Service Corporation or other authorized entity by 4:00 p.m. Eastern time, the proceeds of the sale ordinarily will be transmitted in federal funds on the next business day.


The funds may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Each fund reserves the right to redeem shares of any financial representative at the then-current NAV (which will be paid promptly to the financial representative if the financial representative is no longer approved by Dreyfus Service Corporation). A financial representative will receive advance notice of any such mandatory redemption.

General policies

UNLESS THE INVESTOR DECLINES TELEPHONE PRIVILEGES, the investor may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

EACH FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Account Information 13


DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. A fund's dividend and capital gain distributions will be paid only in cash. Dividends will not be reinvested automatically in additional fund shares.

DIVIDENDS AND DISTRIBUTIONS paid by the fund are taxable to most investors (unless the investment is in a tax-advantaged account). High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. The tax status of any distribution is the same regardless of how long the investor has been in the fund. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                 Federal tax rate for        Federal tax rate for
distribution            10% or 15% bracket          27% bracket or above
--------------------------------------------------------------------------------

INCOME                  ORDINARY                    ORDINARY
DIVIDENDS               INCOME RATE                 INCOME RATE

SHORT-TERM              ORDINARY                    ORDINARY
CAPITAL GAINS           INCOME RATE                 INCOME RATE

LONG-TERM
CAPITAL GAINS           8%/10%                      18%/20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also may be a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years.

14


SERVICES FOR FUND INVESTORS

Exchange privilege

INVESTORS MAY PURCHASE, IN EXCHANGE for shares of one fund, shares of the other fund. Investors should read the current prospectus disclosure for the fund into which they are exchanging before investing. Any new account established through an exchange will have the same privileges as the original account (as long as they are available). There is currently no fee for exchanges between the two funds. Dreyfus High Yield Shares and Dreyfus Mortgage Shares are the only funds currently available under this exchange privilege.

Account statements

EVERY FUND INVESTOR AUTOMATICALLY RECEIVES regular account statements. Each investor will be sent a yearly statement detailing the tax characteristics of any dividends and distributions the investor has received.

Account Information       15



NOTES




NOTES




For More Information

Dreyfus High Yield Shares
Dreyfus Mortgage Shares
Series of Dreyfus Fixed Income Securities
---------------------------------------
SEC file number:  811-21047

More information on these funds is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the fund's portfolio manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).


To obtain information:

BY TELEPHONE
Call your Dreyfus Service Corporation representative or
1-877-460-5620

BY MAIL  Write to:
Dreyfus Separate Accounts
Dreyfus Service Corporation
200 Park Avenue
10th Floor
New York, NY 10166

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:
http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2003 Dreyfus Service Corporation                            753-754P0303






--------------------------------------------------------------------------------

                         DREYFUS FIXED INCOME SECURITIES

                            DREYFUS HIGH YIELD SHARES
                             DREYFUS MORTGAGE SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2003

--------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus High Yield Shares and Dreyfus Mortgage Shares (each, a "Fund" and collectively, the "Funds"), each a series of Dreyfus Fixed Income Securities (the "Company"), dated March 1, 2003, as the Prospectus may be revised from time to time. For a copy of the Prospectus of the Funds, please call your financial adviser, or you can write to the Fund at Dreyfus Separate Accounts, Dreyfus Service Corporation, 200 Park Avenue, 10th Floor, New York, New York 10166, or call 1-877-460-5620.

      The most recent Annual Report to Shareholders for each Fund is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                                TABLE OF CONTENTS


                                                                            PAGE

Description of the Company and Funds........................................B-2
Management of the Company...................................................B-27
Management Arrangements.....................................................B-31
How To Buy and Sell Shares..................................................B-33
Shareholder Services........................................................B-35
Determination of Net Asset Value............................................B-35
Dividends, Distributions and Taxes..........................................B-36
Portfolio Transactions......................................................B-38
Performance Information.....................................................B-39
Information About the Company and Funds.....................................B-40
Counsel and Independent Auditors............................................B-42
Appendix....................................................................B-43

               DESCRIPTION OF THE COMPANY AND FUNDS

      The Company is a Massachusetts business trust that commenced operations on June 10, 2002. Each Fund is a separate portfolio of the Company, an open-end management investment company, known as a mutual fund.

      The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

      CERTAIN PORTFOLIO SECURITIES

      The following information supplements for each Fund (except as noted) and should be read in conjunction with the Funds' Prospectus.


      CORPORATE DEBT SECURITIES. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.


      HIGH YIELD-LOWER RATED SECURITIES. Dreyfus High Yield Shares invests at least 80% of its assets, and Dreyfus Mortgage Shares may invest up to 10% of its assets, in higher yielding (and, therefore higher risk) debt securities. These securities include those rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Services ("S&P") and Fitch Ratings ("Fitch," and with the other rating agencies, the "Rating Agencies") and as low as the lowest rating assigned by the Rating Agencies. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default and the payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" for a general description of securities ratings.


      The average distribution of investments of Dreyfus High Yield Shares in corporate bonds (excluding preferred stock, convertible preferred stock and convertible bonds) by ratings for the fiscal year ended October 31, 2002, calculated monthly on a dollar-weighted basis, was as follows:


                                             Dreyfus High  Yield
                Moody's  or S&P or Fitch     Shares Percentage
                -------     -----------      ------------------

                Aaa         AAA              30.3%*
                A           A                 0.1%
                Baa         BBB               4.1%
                Ba          BB               15.5%
                B           B                46.5%
                Caa         CCC               2.9%
                Ca          CC                0.3%
                                             -----
                                             99.7%
                                          ========
_______________
* During the thirty-day period after the Fund commenced operations, a substantial portion of the Fund's assets was invested temporarily in short-term securities rated Aaa/AAA.

      The actual distribution of Dreyfus High Yield Share's corporate bond investments by ratings on any given date will vary, and the distribution of the Fund's investments by ratings as set forth above should not be considered as representative of the Fund's future portfolio composition.


      The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on the Manager's credit analysis than might be the case for a fund that invested in higher rated securities.

      VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.


      Each Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.


      Each Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

      CONVERTIBLE SECURITIES. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      Each Fund may invest in so-called "synthetic convertible securities," which are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

      PREFERRED STOCK. Each Fund may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

      Each Fund may invest in convertible preferred stocks that offer enhanced yield features, such as PERCS (Preferred Equity Redemption Cumulative Stock). PERCS are preferred stock that generally feature a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Each Fund also may invest in other classes of enhanced convertible securities, such as ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). These securities are company-issued convertible preferred stock. Unlike PERCS, they do not have a capital appreciation limit. They are designed to provide the investor with high current income with some prospect of future capital appreciation, issued with three- or four-year maturities, and typically have some built-in call protection. Investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they will convert mandatorily into either cash or a specified number of shares of common stock.


      WARRANTS. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Each Fund may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

      COMMON STOCK AND OTHER EQUITY SECURITIES. From time to time, a Fund may hold common stock sold in units with, or attached to, debt securities purchased by the Fund. A Fund also may hold common stock received upon the conversion of convertible securities. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, a Fund may receive warrants or other non-income producing equity securities. A Fund may retain such securities until the Manager determines it is appropriate in light of current market conditions for a Fund to dispose of such securities.


      EQUITY-LINKED SECURITIES. Each Fund may invest to a limited extent in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent Dreyfus High Yield Shares invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

      PARTICIPATION INTERESTS. Each Fund may invest in short-term corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."

      Each Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

      U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Treasury securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

      MUNICIPAL OBLIGATIONS. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, generally to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements that are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. A Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.


      While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by shareholders on Fund shares that are attributable to interest income received by the Fund from municipal obligations generally will be subject to Federal income tax. A Fund may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. Each Fund currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.


      MORTGAGE-RELATED SECURITIES. (Dreyfus Mortgage Shares only) Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

RESIDENTIAL MORTGAGE-RELATED SECURITIES--Dreyfus Mortgage Shares invests in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

      Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by the GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by the GNMA of the pool, the GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by the GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less the GNMA's and issuer's fees.

      Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

COMMERCIAL MORTGAGE-RELATED SECURITIES--Dreyfus Mortgage Shares may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

SUBORDINATED SECURITIES--Dreyfus Mortgage Shares may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTI-CLASS PASS-THROUGH-SECURITIES--Dreyfus Mortgage Shares may invest in CMOs, which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Dreyfus Mortgage Shares also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

      Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

STRIPPED MORTGAGE-BACKED SECURITIES--Dreyfus Mortgage Shares may invest in stripped mortgage-backed securities, which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IO and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

REAL ESTATE INVESTMENT TRUSTS--Dreyfus Mortgage Shares may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

      REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

ADJUSTABLE-RATE MORTGAGE LOANS ("ARMS")--Dreyfus Mortgage Shares may invest in ARMs. ARMs eligible for inclusion in a mortgage pool generally will provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

PRIVATE ENTITY SECURITIES--Dreyfus Mortgage Shares may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

OTHER MORTGAGE-RELATED SECURITIES--Other mortgage-related securities that Dreyfus Mortgage Shares may invest in include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      ASSET-BACKED SECURITIES. (Dreyfus Mortgage Shares only) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Dreyfus Mortgage Shares may invest in these and other types of asset-backed securities that may be developed in the future.

      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide Dreyfus Mortgage Shares with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions that constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Each Fund may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds. Each Fund also may purchase step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than securities having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

      INFLATION-INDEXED BONDS. Each Fund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

      Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

      CATASTROPHE BONDS. Each Fund may invest in "catastrophe bonds." Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      MONEY MARKET INSTRUMENTS. When the Manager determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. A Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

      BANK OBLIGATIONS. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

      REPURCHASE AGREEMENTS. For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker-dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

      COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds may consist of U.S. dollar-denominated obligations of domestic issuers, or, for Dreyfus High Yield Shares, foreign currency-denominated obligations of domestic or foreign issuers.


      INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."


      ILLIQUID SECURITIES. Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

INVESTMENT TECHNIQUES

      The following information supplements for each Fund (except as noted) and should be read in conjunction with the Funds' Prospectus.

      DURATION AND PORTFOLIO MATURITY. Each Fund invests without regard to maturity or duration limitations. Under normal conditions, each Fund expects that the average effective duration of its portfolio will not exceed eight years. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a Fund, the Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

      For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Manager may base its conclusion on such factors as the interest-rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

      LEVERAGE. Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. These borrowings will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


      Each Fund may also enter into reverse repurchase agreements with banks, , financial institutions or brokers/dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund. Except for these transactions, a Fund's borrowings generally will be unsecured.


      SHORT-SELLING. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

      A Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. A Fund may not make a short sale that results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

      A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns.

      Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.


      LENDING PORTFOLIO SECURITIES. Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.


      DERIVATIVES. Each Fund also may invest in, or enter into, derivatives, such as options and futures, options on futures, swaps, and credit derivatives, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than traditional securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

      If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


      Although neither the Company nor either Fund will be a commodity pool, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets (or such other amount permitted by the Commodities Futures Trading Commission), after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. Each Fund may enter into futures contracts in U.S. domestic markets, or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities that are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

      Engaging in these transactions involves risk of loss to the Fund that could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures by a Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. Each Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

      Dreyfus High Yield Shares may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

      Dreyfus High Yield Shares may purchase and sell index futures contracts. A securities index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the prices of the securities that comprise it at the opening of trading in such securities on the next business day.

SWAPS. Dreyfus High Yield Shares may enter into equity, interest rate and index swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      Most swap agreements entered into by Dreyfus High Yield Shares would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

CREDIT DERIVATIVES. Dreyfus High Yield Shares may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

OPTIONS--IN GENERAL. Each Fund may purchase call and put options, and write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options that it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or, in the case of Dreyfus High Yield Shares, indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the securities index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing securities index options will depend upon price movements in the level of the index rather than the price of a particular security.

      Dreyfus High Yield Shares may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

      Dreyfus High Yield Shares may purchase cash-settled options on swaps in pursuit of its investment objective. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

      Successful use by a Fund of options will be subject to the ability of the Manager to predict correctly movements in the prices of individual securities, the financial markets generally, foreign currencies or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

      FUTURE DEVELOPMENTS. Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

      FORWARD ROLL TRANSACTIONS. (Dreyfus Mortgage Shares only) To enhance current income, Dreyfus Mortgage Shares may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. The Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

      FORWARD COMMITMENTS. Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Each Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. A Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments. At no time will a Fund have more than 33-1/3% of its assets committed to purchase securities on a forward commitment basis.

      Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

      FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

      Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund's success in these transactions will depend principally on the ability of the Manager to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

      HIGH YIELD-LOWER RATED SECURITIES. Higher yielding (and, therefore, higher risk) securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

      Bond prices are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Funds will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

      These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

      A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. No Fund has an arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up bonds. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

      MORTGAGE-RELATED SECURITIES. (Dreyfus Mortgage Shares only) Mortgage-related securities are derivative instruments, subject to both credit and prepayment risk. Although they may provide opportunities for enhanced total return, you should be aware that the lower rated mortgage-related securities in which the Fund may invest are likely to be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.

      Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security, which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

      FOREIGN SECURITIES. (Dreyfus High Yield Shares only) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidences of ownership of foreign securities usually are held outside the United States, the Fund investing in such securities will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors have no access to the Fund.

      Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


      SIMULTANEOUS INVESTMENTS. Investment decisions for each Fund are made independently from those of the other investment companies advised by the Manager. The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or the trading desks will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. Each Fund, together with other investment companies or accounts advised by the Manager or its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Fund's ability to dispose of some or all of its positions should it desire to do so.


INVESTMENT RESTRICTIONS

      Under normal circumstances, Dreyfus High Yield Shares invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities (or other investments with similar economic characteristics) and Dreyfus Mortgage Shares invests at least 80% of its net assets, plus any borrowings for investment purposes, in mortgage-related securities (or other investments with similar economic characteristics). Each Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets.

      In addition, each Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Neither Fund may:

1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. Invest in commodities or commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swaps and other derivatives.

3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts. In particular, Dreyfus Mortgage Shares may purchase mortgage-related securities.

4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

5. Lend any securities or make loans to others, if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this Investment Restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

8. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Investment Restriction.

9. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 4, however, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      The Company and the Manager have received an exemptive order from the Securities and Exchange Commission, which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of limitations imposed by the 1940 Act.

                        MANAGEMENT OF THE COMPANY

      The Company's Board is responsible for the management and supervision of each Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation.............   Investment Adviser
      Dreyfus Service Corporation.........   Distributor
      Dreyfus Transfer, Inc...............   Transfer Agent
      Mellon Bank, N.A....................   Custodian

      Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships and affiliations, are shown below.


Board Members of the Company(1)

Joseph S. DiMartino (59)    Corporate Director and        The Muscular Dystrophy Association, Director
Chairman of the Board       Trustee                       Levcor International, Inc., an apparel
(2002)                                                    fabric
                                                             processor, Director
                                                           Century Business Services, Inc., a
                                                            provider of    outsourcing functions for
                                                            small and medium size companies, Director
                                                           The Newark Group, a provider of a national
                                                            market of paper recovery facilities,
                                                            paperboard mills and paperboard
                                                            converting plants, Director


Clifford L. Alexander, Jr.  President of Alexander        Wyeth (formerly, American Home Products
(68)                          &     Associates, Inc., a     Corporation), a global leader in
Board Member (2002)           management consulting firm    pharmaceuticals, consumer healthcare
                              (January 1981                 products and animal health products,
                               - present)                   Director
                            Chairman of the Board of      Mutual of America Life Insurance Company,
                              Moody's Corporation           Director
                              (October 2000 - present)
                            Chairman of the Board and
                               Chief Executive Officer
                               of The Dun and Bradstreet
                               Corporation (October
                               1999 - September 2000)
Lucy Wilson Benson (74)     President of Benson and       The International Executive Services
Board Member (2002)           Associates, consultants to  Corps., Director
                              business and government     Citizens Network for Foreign Affairs, Vice
                              (1980 -  present)           Chairman
                                                          Council on Foreign Relations, Member
                                                          Lafayette College Board of Trustees, Vice
                                                          Chairperson
                                                            Emeritus

David W. Burke (66)         Corporate Director and        John F. Kennedy Library Foundation, Director
Board Member (2003)           Trustee                     U.S.S. Constitution Museum, Director

Arthur A. Hartman (76)      Chairman of First NIS         APCO Associates, Inc., Senior Consultant
Board Member (2003)           Regional Fund (ING/Barings
                              Management) and New Russia
                              Fund
                            Advisory Council Member to
                               Barings Vostok

George L. Perry (68)        Economist and Senior Fellow   State Farm Mutual Automobile Association,
Board Member (2003)           at Brookings Institution    Director
                                                          State Farm Life Insurance Company, Director

Whitney I. Gerard (67)      Partner of Chadbourne &       None
Board Member (2003)           Parke LLP

--------
1 None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.


      Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the audit committee is to oversee the Company's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Company for election to the Company's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Funds' investments. The audit committee met twice, the compensation committee met once, the nominating committee met once, and the pricing committee did not meet during the fiscal year ended October 31, 2002.

      The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.






                                                                              Aggregate
                                                          Dreyfus             Holding of Funds
                                     Dreyfus Mortgage     High Yield          in the Dreyfus
Name of Board Member                 Shares               Shares              Family of Funds
----------------------------------   ------------------   -----------------   ------------------

Joseph S. DiMartino                  None                 None                Over $100,000
Clifford L. Alexander, Jr.           None                 None                None
Lucy Wilson Benson                   None                 None                $10,001 - $50,000
David W. Burke                       None                 None                Over $100,000
Whitney I. Gerard                    None                 None                Over $100,000
Arthur A. Hartman                    None                 None                None
George L. Perry                      None                 None                None




      As of December 31, 2002, none of the Board members or their immediate family members owned securities of the Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

      Effective January 1, 2003, the Company pays its Board members its allocated portion of an annual retainer of $60,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and sixteen other funds (comprised of 36 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses1. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member for the fiscal year ended October 31, 2002 were by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2002, pursuant to the compensation schedule then in effect, as follows:

--------------------
1Prior to January 1, 2003, the Distributor paid to each Board member its allocated portion of an annual retainer of $25,000 and fee of $4,000 per meeting (with minimum of $500 per meeting) and per telephone meeting, attended for the Company and seven other funds (comprised of 23 portfolios) in the Dreyfus Family of Funds and reimbursed them for their expenses.


                                       Aggregate           Total
                                     Compensation    Compensation From
                                       From the       the Company and
                                      Distributor    Fund Complex Paid
                                      and/or the          to Board
       Name of Board Member            Company*          Member(**)

Joseph S. DiMartino...............       $13             $815,937  (191)


Clifford S. Alexander.............       $10             $134,500   (53)


Lucy Wilson Benson................       $10             $130,500   (27)


David W. Burke....................       N/A***          $258,250   (60)


Whitney I. Gerard.................       N/A***          $79,000    (17)


Arthur A. Hartman.................       N/A***          $78,500    (17)


George L. Perry...................       N/A***          $78,500    (17)

----------------------------
* Amount paid by the Distributor and/or the Company to each Board Member does not include reimbursed expenses for attending Board meetings, which amounted to $11 for all Board members as a group.
** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board members serve.
*** Messrs. Burke, Gerard, Hartman and Perry were elected Board members of the Fund effective January 1, 2003; accordingly, they received no compensation from the Distributor for the fiscal year ended October 31, 2002.



OFFICERS OF THE COMPANY


      STEPHEN E. CANTER, PRESIDENT SINCE MAY 2002. Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

      STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002. Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

      MARK N. JACOBS, VICE PRESIDENT SINCE MAY 2002. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

      STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MAY 2002. Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

      JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE JANUARY 2003. Associate General Counsel of the Manager, and an officer of 23 investment companies (comprised of 82 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

      MICHAEL A. ROSENBERG, SECRETARY SINCE MAY 2002. Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

      ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE JANUARY 2003. Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 63 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

      JAMES WINDELS, TREASURER SINCE MAY 2002. Director -Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

      KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE MAY 2002. Mutual Fund Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

      ERIK D. NAVILOFF, ASSISTANT TREASURER since December 2002. Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November1992.

      WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 198 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


      The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.



      The Company's Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on January 6, 2003. See "Information About the Company and Funds" for a list of shareholders known by the Company to own of record 5% or more of a Fund's outstanding voting securities as of January 6, 2003.


                             MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

      The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Company and the Manager. As to each Fund, the Agreement continues until May 22, 2004 and thereafter is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

      In approving the Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach to be applied to the Funds by the Manager; the investment management expertise of the Manager in respect of the Funds' investment strategies; the personnel, resources and experience of the Manager; the Manager's expected costs of providing services under the Agreement; the fact that no fees would be paid to the Manager under the Agreement; and ancillary benefits the Manager may receive from its relationship with the Company.


      The following persons are officers and/or directors of the Manager:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.


      The Manager manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Company's Board. The Manager does not receive any compensation from the Funds for these services. The Manager is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Dreyfus taxable fixed income team manages each Fund and consists of the following persons: Gerald E. Thunelius, Kenneth Smalley, Gregory
A. Jordan, Michael Hoeh, Samuel Weinstock, William Howarth and Martin Fetherston. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

      Mellon Bank, N.A., the Manager's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. The Manager has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.

      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      All expenses incurred in the operation of the Company are borne by the Distributor pursuant to an administration agreement with the Company. The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits. The Distributor may use part or all of such payments to pay others in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.


      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.


      Mellon Bank, N.A. (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the investments of each Fund. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records.


                           HOW TO BUY AND SELL SHARES

      Shares of the Funds are offered exclusively to registered investment advisers and broker/dealers approved by Dreyfus Service Corporation. Shares of the Funds may be purchased only through "wrap fee" programs sponsored by investment advisers or broker/dealers ("financial representatives"), including those affiliated with the Funds or the Manager. Fund shares may not be purchased directly by individuals. Financial representatives purchasing shares for the benefit of their clients may impose policies, limitations and fees that are different from those described in this Statement of Additional Information. Financial representatives purchasing Fund shares have agreed to transmit copies of the Funds' Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the shares were purchased, to the extent required by law.

      Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other authorized entity. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value per share, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

      For certain financial representatives that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the financial representative could be held liable for resulting fees and/or losses.

      Fund shares may be purchased by financial representatives by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Funds', investors should call Dreyfus Service Corporation. The Company reserves the right to reject any purchase order.

      If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds, and may attempt to arrange for a better means of transmitting the money.

      Financial representatives may sell (redeem) shares at any time by wire or telephone through Dreyfus Service Corporation. Fund shares will be sold at the next determined net asset value after the order is accepted by the Transfer Agent or other authorized entity.

      Financial representatives desiring to redeem shares through compatible computer facilities, should call Dreyfus Service Corporation to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.

      The Company has committed each Fund to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sells such securities, brokerage charges might be incurred.

      The right of redemption may be suspended or the date of payment postponed
(a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

      FUND EXCHANGES. An investor may purchase, in exchange for shares of a Fund, shares of the other Fund. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. By using the Telephone Exchange Privilege, an investor authorizes the Transfer Agent to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. No fees currently are charged investors directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      The Company reserves the right to reject any exchange request in whole or in part. See "Information About the Company and Fund" for further information. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service may be modified or terminated at any time upon notice to shareholders.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

                 DETERMINATION OF NET ASSET VALUE

      VALUATION OF PORTFOLIO SECURITIES. Each Fund's investments are valued each business day using available market quotations or at fair value. Substantially all of a Fund's fixed-income investments (excluding short-term investments) are valued by one or more independent pricing services (the "Service") approved by the Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are valued at the mean price or yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from market makers. Other investments that are not valued by the Service are valued at the last sales price for securities traded primarily on an exchange or the national securities market or otherwise at the average of the most recent bid and asked prices. Bid-price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of a majority of each Fund's portfolio securities. Short-term investments may be carried at amortized cost, which approximates value.


      Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, are not valued by the Service, or are determined by the Company not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the Company to have changed the value of the security), are valued at fair value as determined in good faith based on procedures approved by the Company's Board. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if it believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.


      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that each Fund has qualified as a "regulated investment company" under the Code for its most recent fiscal year end. Each Fund intends to continue to qualify and elect to be treated as a "regulated investment company", if such qualification is in the best interest of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      Each Fund ordinarily declares and pays dividends from net investment income monthly, and distributes net realized securities gains, if any, once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A Fund will not make distributions from net realized securities gains unless its capital loss carryovers, if any, have been utilized or have expired. A Fund's dividend and capital gain distributions will be paid only in cash. Dividends will not reinvest.

      Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by a Fund from certain forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

      Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

      If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

      Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing a Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, a Fund may have to dispose of securities that it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                             PORTFOLIO TRANSACTIONS

      The Manager assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager. Such information may be useful to the Manager in serving both the Company and other funds that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Company.

      Sales by a broker of shares of a Fund or other funds advised by the Manager or its affiliates may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to a Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

      Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

      From time to time, consistent with the policy of obtaining the most favorable net price, the Company may conduct brokerage transactions through the Manager or its affiliates. The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair.

                             PERFORMANCE INFORMATION


      The total return for Dreyfus Mortgage Shares for the period June 10, 2002 (commencement of operations) through its fiscal year ended October 31, 2002 was 3.92%. The total return for Dreyfus High Yield Shares for the period June 10, 2002 (commencement of operations) through its fiscal year ended October 31, 2002 was -4.73%.

      CURRENT YIELD. The current yield for the 30-day period ended October 31, 2002 for Dreyfus Mortgage Shares was 3.71%. The current yield for the 30-day period ended October 31, 2002 for Dreyfus High Yield Shares was 13.38%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


      AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      AGGREGATE TOTAL RETURN. Aggregate total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period) and dividing the result by the net asset value per share at the beginning of the period.

      Advertising materials for each Fund may include reference to the role played by the Manager or Jack J. Dreyfus, Jr. in popularizing the concept of mutual funds as an investment vehicle and may refer to the role the Manager and the Dreyfus Family of Funds play or have played in the mutual fund industry, and the fact that the mutual fund industry, which includes the Manager and the Dreyfus funds, has, through the wide variety of innovative and democratic mutual fund products it has made available, brought to the public investment opportunities once reserved for the few. Advertising materials for each Fund also may include (i) biographical information relating to its portfolio manager, including honors or awards received, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors; (ii) information concerning retirement and investing for retirement, including statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market; (iii) the approximate number of then-current Fund shareholders, (iv) Lipper, Morningstar and Value Line rankings or ratings and related analysis supporting the rankings or ratings; (v) discussions of the risk and reward potential of the high yield securities markets, and the mortgage- and real estate-related markets, and the comparative performance of each against other securities markets and relevant indices; and (vi) comparative performance of a Fund with a relevant broad-based securities market index, or against inflation, short-term Treasury Bills (which are direct obligations of the U.S. Government), bonds, stocks, or FDIC-insured bank money market accounts.

              INFORMATION ABOUT THE COMPANY AND FUNDS

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. However, the Company's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

      To date, the Board has authorized the creation of two series of shares. All consideration received by the Company for shares of one Fund and all assets in which such consideration is invested will belong to that Fund (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Fund are treated separately from those of the other Funds. The Company has the ability to create, from time to time, new series without shareholder approval.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

      Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds or the Dreyfus Premier Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If any exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      Each Fund will send annual and semi-annual financial statements to all its shareholders.

                 COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.

      Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Company.

                                    APPENDIX

                                Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P
LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

AAA
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH


LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
DEFAULT. Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'





                         DREYFUS FIXED INCOME SECURITIES

                            PART C. OTHER INFORMATION
                       --------------------------------


Item 23.   Exhibits
-------    ----------


   (a) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No.1 to the Registration Statement on Form N-1A, filed on May 22, 2002.

   (b) Registrant's By-Laws is incorporated by reference to Exhibit (b) of Pre-Effective Amendment No.1 to the Registration Statement on Form N-1A, filed on May 22, 2002.

   (d) Management Agreement is incorporated by reference to Exhibit (d) of Pre-Effective Amendment No.1 to the Registration Statement on Form N-1A, filed on May 22, 2002.

   (e) Distribution Agreement are incorporated by reference to Exhibit (e) of Pre-Effective Amendment No.1 to the Registration Statement on Form N-1A, filed on May 22, 2002.

   (g) Mutual Fund Custody and Services Agreement is incorporated by reference to Exhibit (g) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on May 22, 2002.

   (h) Administration Agreement is incorporated by reference to Exhibit (h) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on May 22, 2002.

   (i) Opinion and Consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on May 30, 2002.

   (j)     Consent of Independent Auditors.

   (p) Code of Ethics adopted by Registrant and Registrant's investment adviser and distributor is incorporated by reference to Exhibit (p) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on May 22, 2002.

Item 23.   Exhibits. - List (continued)
-------    -----------------------------------------------------


           Other Exhibits
           --------------


                (a)  Power of Attorney of the Board members.

                (b)  Certificate of Secretary.



Item 24. Persons Controlled by or under Common Control with Registrant
-------    -------------------------------------------------------

           Not Applicable

Item 25.   Indemnification
-------    ---------------

           Reference is made to Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust filed as Exhibit (a) to the Registration Statement. The application of these provisions is limited by Article 10 of the Registrant's By-Laws, filed as Exhibit (b) to the Registration Statement and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to, trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


           Reference is also made to the Distribution Agreement filed as Exhibit (e) to the Registration Statement.


Item 26.       Business and Other Connections of Investment Adviser
-------    ----------------------------------------------------

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)

                OFFICERS AND DIRECTORS OF INVESTMENT ADVISER

Name and Position
WITH DREYFUS                       OTHER BUSINESSES                      POSITION HELD                 DATES

MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

STEPHEN R. BYERS                   Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director, Vice Chairman, and                                             President                     9/02 - 11/02
Chief Investment Officer
                                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present

                                   Founders Asset Management,            Member, Board of Managers     6/02 - Present
                                   LLC****

                                   Dreyfus Investment Advisors,          Chief Investment Officer      2/02 - Present
                                   Inc. ++                               and Director

STEPHEN E. CANTER                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                    Vice Chairman                 6/01 - Present
Chief Operating Officer
                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - Present

                                   Dreyfus Investment                    Chairman of the Board         1/97 - 2/02
                                   Advisors, Inc.++                      Director                      5/95 - 2/02
                                                                         President                     5/95 - 2/02

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management             Member, Board of              12/97 - Present
                                   LLC****                               Managers

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,          Chairman of the Board         2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Service Corporation++         Executive Vice President      2/97 - Present
                                                                         Director                      8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   The Dreyfus Trust Company+++          Director                      12/94 - Present
Vice Chairman

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

DAVID F. LAMERE                    Mellon Financial Corporation +        Vice Chairman                 9/01 - Present
Director
                                   Wellington-Medford II Properties,     President and Director        2/99 - Present
                                   Inc.
                                   Medford, MA

                                   TBC Securities Co., Inc.              President and Director        2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *            Chairman & CEO                1/99 - Present

                                   Boston Safe Deposit and Trust         Chairman & CEO                1/99 - Present
                                   Company*

                                   Mellon Private Trust Co., N.A.        Chairman                      4/97 - 8/00
                                   2875 Northeast 191st Street,          Director                      4/97 - 8/00
                                   North Miami, FL 33180

                                   Newton Management Limited             Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+         Executive Committee Member    8/98 - Present

                                   Mellon Bank, N.A. +                   Vice Chairman                 8/01 - Present
                                                                         Exec. Management Group
                                                                         Exec. Vice President          8/01 - Present
                                                                                                       2/99 - 9/01
                                   Mellon Trust of New York National     Chairman                      4/98 - 8/00
                                   Association
                                   1301 Avenue of the Americas
                                   New York, NY 10017

                                   Mellon Trust of California            Chairman                      2/96 - 8/00
                                   Los Angles, CA

                                   Mellon United National Bank           Chairman                      2/95 - Present
                                   2875 Northeast 191st Street,          Director                      11/98 - Present
                                   North Miami, FL 33180

                                   Mellon Asset Holding's, Inc. +        President                     3/99 - Present
                                                                         Director                      6/99 - Present

                                   Mellon Global Investing Corp. +       President                     1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present


MICHAEL G. MILLARD                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director and President                                                   Vice President                9/02 - 11/02

                                   Dreyfus Service Corporation++         Chairman of the Board         4/02 - Present
                                                                         Chief Executive Officer       4/02 - Present
                                                                         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - 5/02
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division


                                   Dreyfus Service Organization, Inc.    Director                      4/02 - Present

                                   Dreyfus Insurance Agency of           Director                      4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management             Member, Board of Managers     5/01 - Present
                                   LLC****
                                   Boston Safe Advisors, Inc. ++         Director                      10/01 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
and Director                       Mellon Bank, N.A. +                   Vice Chairman                 6/01 - Present

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - Present

                                   Standish-Mellon Asset Management      Board Member                  7/01 - Present
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish-Mellon Asset Management      Board Member                  7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present

                                   Franklin Portfolio Associates,        Director                      3/97 - Present
                                   LLC*


                                   Pareto Partners (NY)                  Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - 1/01
                                   Company* Member
                                                                         Director                      1/99 - 1/01

                                   The Boston Company, Inc.*             Executive Committee           1/99 - 1/01
                                                                         Member                        1/99 - 1/01
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Management Limited             Executive Committee           10/98 - Present
                                   London, England Member
                                                                         Director                      10/98 - Present

                                   Mellon Global Investments Japan Ltd.  Non-Resident Director         11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc. ++         Chairman                      6/97 - 10/01
                                                                         Director                      2/97 - 10/01

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       2/97 - Present
                                                                         Chairman                      2/97 - Present

                                   Mellon Global Investing Corp. *       Director                      5/97 - Present
                                                                         Chairman                      5/97 - Present
                                                                         Chief Executive Officer       5/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - 10/01


J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   MBSC, LLC++                           Manager, Board of Managers    4/02 - Present
                                                                         and President

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Transfer, Inc.++             Chairman and Director         2/02 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.*


                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 -1/02
                                   6500 Wilshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, N.A.+                    Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - 4/02

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management             President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present


DIANE P. DURNIN                    Seven Six Seven Agency, Inc. ++       Director                      4/02 - Present
Executive Vice President


MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications


WILLIAM H. MARESCA                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Controller                                                               Vice President and            9/02 - Present
                                                                         Treasurer

                                                                         Chief Financial Officer
                                   The Dreyfus Trust Company+++          Treasurer                     3/99 - Present
                                                                         Director                      9/98 - Present
                                                                                                       3/97 - Present

                                   MBSC, LLC++                           Chief Financial Officer and   4/02 - Present
                                                                         Manager, Board of Managers
                                   Boston Safe Advisors, Inc. ++         Chief Financial Officer and   10/01 - Present
                                                                         Director

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                      8/00 - Present

                                   Dreyfus Consumer Credit               Treasurer                     10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment Advisors, Inc. ++  Treasurer                     10/98 - Present


                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   c/o Mellon Corporation                Director                      2/02 - Present
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++           Vice President                10/98 - Present
                                                                         Director                      2/02 - Present

                                   The Trotwood Corporation++            Vice President                10/98 - 7/99

                                   Trotwood Hunters Corporation++        Vice President                10/98 - 7/99

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - 7/99

                                   Dreyfus Transfer, Inc. ++             Chief Financial Officer       5/98 - Present

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.*

MARY BETH LEIBIG                   None
Vice President -
Human Resources

ANGELA E. PRICE                    None
Vice President


THEODORE A. SCHACHAR               Lighthouse Growth Advisors LLC++      Assistant Treasurer           9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present

                                   MBSC, LLC++                           Vice President -Tax           4/02 - Present

                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++
WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit           Vice President and Director   2/02 - Present
                                   Corporation++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc. ++             Vice President                2/97 - Present
Assistant Secretary                                                      Director                      2/97 - Present
                                                                         Secretary                     2/97 - Present


                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++

*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 27.   Principal Underwriters
________   ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)      CitizensSelect Funds
2)      Dreyfus A Bonds Plus, Inc.
3)      Dreyfus Appreciation Fund, Inc.
4)      Dreyfus Balanced Fund, Inc.
5)      Dreyfus BASIC Money Market Fund, Inc.
6)      Dreyfus BASIC Municipal Fund, Inc.
7)      Dreyfus BASIC U.S. Mortgage Securities Fund
8)      Dreyfus BASIC U.S. Government Money Market Fund

9)      Dreyfus Bond Funds, Inc.

10)     Dreyfus California Intermediate Municipal Bond Fund
11)     Dreyfus California Tax Exempt Bond Fund, Inc.
12)     Dreyfus California Tax Exempt Money Market Fund
13)     Dreyfus Cash Management
14)     Dreyfus Cash Management Plus, Inc.
15)     Dreyfus Connecticut Intermediate Municipal Bond Fund
16)     Dreyfus Connecticut Municipal Money Market Fund, Inc.
17)     Dreyfus Fixed Income Securities
18)     Dreyfus Florida Intermediate Municipal Bond Fund
19)     Dreyfus Florida Municipal Money Market Fund
20)     Dreyfus Founders Funds, Inc.
21)     The Dreyfus Fund Incorporated
22)     Dreyfus GNMA Fund, Inc.
23)     Dreyfus Government Cash Management Funds
24)     Dreyfus Growth and Income Fund, Inc.
25)     Dreyfus Growth and Value Funds, Inc.
26)     Dreyfus Growth Opportunity Fund, Inc.
27)     Dreyfus Index Funds, Inc.
28)     Dreyfus Institutional Cash Advantage Funds
29)     Dreyfus Institutional Money Market Fund
30)     Dreyfus Institutional Preferred Money Market Funds
31)     Dreyfus Insured Municipal Bond Fund, Inc.
32)     Dreyfus Intermediate Municipal Bond Fund, Inc.
33)     Dreyfus International Funds, Inc.
34)     Dreyfus Investment Grade Bond Funds, Inc.
35)     Dreyfus Investment Portfolios
36)     The Dreyfus/Laurel Funds, Inc.
37)     The Dreyfus/Laurel Funds Trust
38)     The Dreyfus/Laurel Tax-Free Municipal Funds
39)     Dreyfus LifeTime Portfolios, Inc.
40)     Dreyfus Liquid Assets, Inc.
41)     Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)     Dreyfus Massachusetts Municipal Money Market Fund
43)     Dreyfus Massachusetts Tax Exempt Bond Fund
44)     Dreyfus Midcap Index Fund, Inc.
45)     Dreyfus Money Market Instruments, Inc.
46)     Dreyfus Municipal Bond Fund, Inc.
47)     Dreyfus Municipal Cash Management Plus
48)     Dreyfus Municipal Money Market Fund, Inc.
49)     Dreyfus New Jersey Intermediate Municipal Bond Fund
50)     Dreyfus New Jersey Municipal Money Market Fund, Inc.
51)     Dreyfus New York Municipal Cash Management
52)     Dreyfus New York Tax Exempt Bond Fund, Inc.
53)     Dreyfus New York Tax Exempt Intermediate Bond Fund
54)     Dreyfus New York Tax Exempt Money Market Fund
55)     Dreyfus U.S. Treasury Intermediate Term Fund
56)     Dreyfus U.S. Treasury Long Term Fund
57)     Dreyfus 100% U.S. Treasury Money Market Fund
58)     Dreyfus Pennsylvania Intermediate Municipal Bond Fund
59)     Dreyfus Pennsylvania Municipal Money Market Fund
60)     Dreyfus Premier California Municipal Bond Fund
61)     Dreyfus Premier Equity Funds, Inc.
62)     Dreyfus Premier Fixed Income Funds
63)     Dreyfus Premier International Funds, Inc.
64)     Dreyfus Premier GNMA Fund
65)     Dreyfus Premier Municipal Bond Fund


66)     Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
67)     Dreyfus Premier New Leaders Fund, Inc.


68)     Dreyfus Premier New York Municipal Bond Fund
69)     Dreyfus Premier Opportunity Funds
70)     Dreyfus Premier State Municipal Bond Fund


71)     Dreyfus Premier Stock Funds


72)     The Dreyfus Premier Third Century Fund, Inc.
73)     Dreyfus Premier Value Equity Funds
74)     Dreyfus Premier Worldwide Growth Fund, Inc.
75)     Dreyfus Short-Intermediate Government Fund
76)     Dreyfus Short-Intermediate Municipal Bond Fund
77)     The Dreyfus Socially Responsible Growth Fund, Inc.
78)     Dreyfus Stock Index Fund, Inc.
79)     Dreyfus Tax Exempt Cash Management
80)     Dreyfus Treasury Cash Management
81)     Dreyfus Treasury Prime Cash Management
82)     Dreyfus Variable Investment Fund
83)     Dreyfus Worldwide Dollar Money Market Fund, Inc.
84)     General California Municipal Bond Fund, Inc.
85)     General California Municipal Money Market Fund
86)     General Government Securities Money Market Funds, Inc.
87)     General Money Market Fund, Inc.
88)     General Municipal Bond Fund, Inc.
89)     General Municipal Money Market Funds, Inc.
90)     General New York Municipal Bond Fund, Inc.
91)     General New York Municipal Money Market Fund
92)     Mellon Funds Trust


((b)


                                                                                                 None Positions
Name and principal                                                                               and Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------

Michael G. Millard *                  Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
J. Charles Cardona *                  Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
James Neiland*                        Executive Vice President and Director                      None
Irene Papadoulis **                   Director                                                   None
Laura Mulhall *                       Executive Vice President                                   None
Prasanna Dhore *                      Executive Vice President                                   None
Noreen Ross *                         Executive Vice President                                   None
Matthew R. Schiffman *                Executive Vice President and Director                      None
William H. Maresca *                  Chief Financial Officer and Director                       None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      Executive Vice
                                                                                                 President
Lawrence S. Kash *                    Senior Vice President                                      None
Walter Kress *                        Senior Vice President                                      None
Matthew Perrone **                    Senior Vice President                                      None
Bradley J. Skapyak *                  Senior Vice President                                      None
Bret Young *                          Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President - Compliance                                Anti-Money
                                                                                                 Laundering
                                                                                                 Compliance Officer
Tracy Hopkins *                       Vice President                                             None
Hal Marshall *                        Vice President - Compliance                                None
Mary Merkle *                         Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
James Muir *                          Vice President - Compliance                                None
Theodore A. Schachar *                Vice President - Tax                                       None
William Schalda *                     Vice President                                             None
James Windels *                       Vice President                                             Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None
Carlene Kim *                         Assistant Secretary                                        None


*   Principal business address is 200 Park Avenue, New York, NY 10166.
**  Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.







Item 28.       Location of Accounts and Records
-------        --------------------------------

               1. Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, Pennsylvania 15258

               2. Boston Financial Services, Inc. One American Express Plaza Providence, Rhode Island 02903

               3.     The Dreyfus Corporation 200 Park Avenue New York, New York
                      10166

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------

               None



                                  SIGNATURES
                                 -------------


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of February, 2003.

           DREYFUS FIXED INCOME SECURITIES

           BY:  /s/STEPHEN E. CANTER*
                   -----------------------
                   Stephen E. Canter, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           Signatures                  Title                             Date


/s/STEPHEN E. CANTER*                President (Principal Executive      2/25/03
-------------------------------      Officer)
Stephen E. Canter

/s/JAMES WINDELS*                    Treasurer (Principal Financial      2/25/03
-------------------------------      and Accounting Officer)
James Windels

/s/JOSEPH S. DIMARTINO*              Chairman of the Board               2/25/03
-------------------------------
Joseph S.DiMartino

/s/CLIFFORD L. ALEXANDER JR.*        Board Member                        2/25/03
-------------------------------
Clifford L. Alexander Jr.

/s/LUCY WILSON BENSON*               Board Member                        2/25/03
-------------------------------
Lucy Wilson Benson

/s/DAVID W. BURKE*                   Board Member                        2/25/03
-------------------------------
David W. Burke

/s/WHITNEY I. GERARD*                Board Member                        2/25/03
-------------------------------
Whitney I. Gerard

/s/ARTHUR A. HARTMAN*                Board Member                        2/25/03
-------------------------------
Arthur A. Hartman

/s/GEORGE L. PERRY*                  Board Member                        2/25/03
-------------------------------
George L. Perry




*BY:  /s/Michael A. Rosenberg
      -------------------------
      Michael A. Rosenberg
      Attorney-in-Fact





                         INDEX OF EXHIBITS

Exhibits

(j)   Consent of Independent Auditors

OTHER EXHIBITS

(a) Powers of Attorney of the Board members.

(b) Certificate of Secretary.